SECOND CONSENT AND WAIVER TO FINANCING AGREEMENT

This SECOND CONSENT AND WAIVER TO FINANCING AGREEMENT (this
“Second Consent and Waiver”), dated as of July 20, 2025 (the “Effective Date”), is entered into by and among Wag! Group Co., a Delaware corporation (the “Parent”), Wag Labs, Inc., a Delaware corporation (the “Company”), the Guarantors party hereto, and Retriever LLC (the “Lender” or “Retriever”).
WITNESSETH

A.The Loan Parties, the lenders party thereto and Blue Torch Finance LLC, a Delaware limited liability company (“Former Agent”) are parties to that certain Financing Agreement dated as of August 9, 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including that certain Amendment No. 1 to Financing Agreement dated as of April 4, 2025, that certain Amendment No. 2 to Financing Agreement dated as of July 7, 2025, and that certain Amendment No. 3 to Financing Agreement dated as of June 4, 2025, the “Existing Financing Agreement”; and together with this Second Consent and Waiver and as it may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”).
B.Borrower consummated the disposition of certain assets of the Loan Parties pursuant to that certain Asset Purchase Agreement dated as of even date herewith (“Asset Purchase Agreement”) by and among MWI Veterinary Supply Co. (“Purchaser”), the Company and Parent for an aggregate sale price of $5,000,000 (such disposition, in accordance with the terms of the Asset Purchase Agreement, the “Disposition”).
C.Lender consented to the Disposition pursuant to that certain Consent and Waiver to Financing Agreement dated as of July 9, 2025 (the “First Consent and Waiver”).
D.The Borrower requested that the Lender modify the provisions set forth in the First Consent and Waiver and consent to the Borrower’s retention of certain proceeds realized by the Disposition.
E.Pursuant to and in accordance with Section 12.02(a)(y) of the Financing Agreement and subject to the conditions set forth herein, the Lender will consent to the waiver requested by the Loan Parties, and consent to the Disposition as set forth in this Second Consent and Waiver.
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Financing Agreement and this Second Consent and Waiver, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions and Incorporation of Recitals. Capitalized terms used herein without definition shall have the meanings attributed to such terms in the Existing Financing Agreement. Loan Parties acknowledge and agree that the recitals set forth above are true and correct in all respects and are hereby incorporated as if set forth in full in this Section.

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2.Limited Consent and Waiver.
(a)Pursuant to Section 7.02 of the Existing Financing Agreement, and subject to the terms and conditions set forth herein and in reliance on the representations, warranties and agreements of the Loan Parties set forth herein, the Lender hereby consents to the Borrower’s retention of not more than $1,000,000 of the proceeds realized from the Disposion in lieu of using such funds as a mandatory principal reduction in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition pursuant to Section 2.05(c) of the Financing Agreement.
(b)The limitation set forth in Section 7.02(c)(ii) in the Existing Financing Agreement is hereby waived by Lender in order to permit the use of proceeds of the Disposition as set forth in Section 2(a).
(c)The foregoing consent and waiver set forth in Section 2(a) and (b) should be construed as a one-time consent and waiver, and shall apply only to the matters expressly set forth in Section 2(a) and (b).

3.Conditions Precedent to Consent and Waiver. This Second Consent and Waiver shall become effective as of the Effective Date, and each of the following conditions in this Section 3 have been satisfied (or waived by the Lender) as of the Effective Date:
(a)Execution. The Lender shall have received the following, each in form and substance reasonably satisfactory to the Lender:
i.This Second Consent and Waiver, duly executed by each of the parties hereto;

ii.That certain Joinder Agreement, duly executed by each of the parties thereto;

iii.That certain Security Agreement Supplement, duly executed by each of the parties thereto; and

iv.Financing Statements naming Furmacy, Inc., and We Compare, Inc. as debtors.
(b)Representations. The representations and warranties in Section 4 hereof shall be true and correct to the extent required thereunder.
(c)Principal Prepayment. One hundred percent (100%) of the proceeds of the Disposition less an amount not to exceed ONE MILLION DOLLARS ($1,000,000) to be utilized by the Loan Parties for ordinary business purposes consistent with the Financing Agreement, shall be paid to the Lender as a Term Loan principal repayment.
4.Representations and Warranties. Each of the Loan Parties hereby represents and warrants that, as of the Effective Date immediately after giving effect to this Second Consent and Waiver:

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(a)the representations and warranties of each Loan Party in the Existing Financing Agreement and the other Loan Documents are true and correct in all material respects as of the

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Effective Date as though made on and as of such date, except to the extent any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) (except that such materiality qualifiers shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification);
(b)no Default or Event of Default has occurred and is continuing;
(c)the execution, delivery and performance of this Second Consent and Waiver does not conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any contractual obligation of such Loan Party; and
(d)neither this Second Consent and Waiver nor any document executed in connection herewith shall be deemed to constitute a refinancing, substitution or novation of the Existing Financing Agreement, any Loan Document, the Obligations or any other obligations and liabilities thereunder.
5.Ratification. Except as expressly indicated by this Second Consent and Waiver, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Loan Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Financing Agreement or any other Loan Document in similar or different circumstances.
6.Miscellaneous.
(a)Reference to Financing Agreement. Each reference in this Second Consent and Waiver to “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Existing Financing Agreement in any other Loan Documents or other agreements, documents or instruments executed and delivered pursuant to the Existing Financing Agreement, shall mean and be a reference to the Existing Financing Agreement. This Second Consent and Waiver is a “Loan Document” under the Existing Financing Agreement
(b)Reviewed by Attorneys. Loan Parties represent and warrant to Lender that each Loan Party (i) understands fully the terms of this Second Consent and Waiver and the consequences of the execution and delivery of this Second Consent and Waiver, (ii) has been afforded an opportunity to discuss this Second Consent and Waiver with, and have this Second Consent and Waiver reviewed by, such attorneys and other Persons as Borrower may wish, and
(iii) has entered into this Second Consent and Waiver and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The Loan Parties acknowledge and agree that neither this Second Consent and Waiver nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the

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same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of

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this Second Consent and Waiver and the other documents executed pursuant hereto or in connection herewith.
(c)Incorporation of Existing Financing Agreement Sections. Section 12.04 (Expenses; Attorneys’ Fees), Section 12.06 (Severability), 12.08 (Counterparts), Section 12.10 (Forum Selection), and Section 12.11 (Waiver of Jury Trial) of the Existing Financing Agreement is hereby incorporated by this reference, mutatis mutandis.
(f) Governing Law. THIS SECOND CONSENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Consent and Waiver to be duly executed as of the date first above written.
BORROWER:

WAG LABS, INC.

By:     Name: Garrett Smallwood
Title: CEO

PARENT:
WAG! GROUP CO.

By:     Name: Garrett Smallwood
Title: CEO

GUARANTORS:

COMPARE PET INSURANCE SERVICES, INC.

By:     Name: Garrett Smallwood
Title: President
WAG WELLNESS, LLC

By:     Name: Garrett Smallwood
Title: CEO PAWSOME, LLC,

By:     Name: Garrett Smallwood

Title: CEO

[Siganture Page to Consent and Waiver]

Doc ID: 4b4b6ea2994d84c8a2ad991a3afa76670b7781b6

Docusign Envelope ID: 3FB364F5-A0AC-459D-BB1D-0E27D8C5C86D

IN WITNESS WHEREOF, the parties hereto have caused this Second Consent and Waiver to be duly executed as of the date first above written.

LENDER: RETRIEVER LLC

By:         Name:    Edward W. Landon
Title:    Chief Financial Officer

[Siganture Page to Consent and Waiver]